Exhibit 99.1

0 - 1 C o nc o m ita n t Se q u e nti al 1 2 p=0,022  Value K ep ↑ K ep marker T2 relaxation time (n=20)  No differences. The percentile 25% of T2, was close to be statistically significant, (p - value =0.06349) • DWI biomarkers (n=16) (D* & D, perfusion & diffusion components, respectively)  No differences between treatment arms • DCE biomarkers (n=11): • V transfer constant plasma  extravascular/extracellular space (EES) (K trans )  reduced dispersion on sequential vs. concomitant (p=0,014) • rate transfer constant extravascular space ļ blood (k ep )  increased value on sequential group vs. concomitant - treated patients (p=0,022) 1231 P : Phase I Study to Evaluate the Safety, Tolerability, and Efficacy of VCN - 01 in Combination With Durvalumab (MEDI 4736 ) in Subjects With Recurrent/ Metastatic Squamous Cell Carcinoma of the Head and Neck (R/M HNSCC) VCN - 01 is an oncolytic adenovirus designed to replicate selectively in cancer cells . It expresses a matrix remodeling - enzyme hyaluronidase and increases immune check - point antibody uptake in preclinical models . It also induces a pro - inflammatory tumor environment after intravenous [i . v] administration in pancreatic cancer patients (pts) . VCN - 01 may help to overcome previous resistance to anti - PD(L) - 1 therapies in patients with R/M HNSCC . Conclusi o ns Hypothes i s Systemic administration of VCN - 01 will lead to intratumoral viral replication causing tumor inflammation, PD - 1 /PD - L 1 up - regulation and strong CD 8 - infiltration . These intratumor effects may help to overcome resistance to PD - (L) - 1 checkpoint inhibitors (alone or in combination) in patients who have progressed during or after treatment with immune - checkpoint inhibitors Objective Phase I dose - escalation study testing two dose levels of i . v . VCN - 01 ( 3 , 3 E 12 & 1 E 13 viral particles, [vp]) combined with a fixed dose of Durvalumab ( 1500 mg) using 3 + 3 design in R/M HNSCC pts previously treated with antiPD(L) - 1 agents . Two treatment schedules were explored : concomitant (single dose VCN - 01 and Durvalumab on day 1 , CS), and sequential (single dose of VCN - 01 on day - 14 and Durvalumab on day 1 ; SS), both followed by Durvalumab q 4 weeks until progression or intolerable toxicity . Fresh tumor biopsies were taken at baseline, post - VCN - 01 and post - Durvalumab Study Population : Patients with metastatic squamous cell carcinoma of the head & neck who have progressed during or after treatment with immune - checkpoint inhibitors . Eligibility Criteria included the selection of patients with levels of neutralizing antibodies against adenovirus < 1 / 350 dilution at the moment of inclusion in the study Treatment with VCN - 01 is feasible with an acceptable safety profile when administered with Durvalumab in a sequential schedule. Based on PK/PD and toxicity, VCN - 01 RP2D is 1E13vp. Encouraging biological activity is observed in R/M HNSCC pts. *Address correspondence to: Ricard Mesía (rmesia@iconcologia.net) Jové Maria 1 , Braña Irene 2 , Oliva Marc 1 , Hernando Alberto 2 , Erasun Carlos 1 , Assaf Juan David 2 , Bazan - Peregrino Miriam 3 , Mato - Berciano Ana 3 , Maliandi Maria Victoria 3 , Torres - Manjon Silvia 4 , 5 , Martínez de Villarreal Jaime 6 , Real Francisco X 6 , Nuciforo Paolo 7 , Alemany Ramon 4 , 5 , Capellà Gabriel 5 , Blasi Emma 3 , Blasco Carmen 3 , Cascallo Manel 3 , Mesia Ricard 8 ,* 1 Medical Oncology Department, Institut Catala d'Oncologia, L’Hospitalet de Llobregat, Barcelona, Spain ; 2 Vall d 㼿 Hebron University Hospital & Vall d’Hebron Institute of Oncology (VHIO), Barcelona, Spain ; 3 VCN Biosciences - Synthetic Biologics, Sant Cugat del Valles, Barcelona, Spain ; 4 ProCure Program, Institut Catala d'Oncologia, IDIBELL, Hospitalet de Llobregat, Barcelona, Spain ; 5 Program in Molecular Mechanisms and Experimental Therapy in Oncology (Oncobell), IDIBELL, Hospitalet de Llobregat, Barcelona, Spain ; 6 Epithelial Carcinogenesis Group, Molecular Oncology Programme, Spanish National Cancer Research Centre - CNIO, Madrid, Spain . CIBERONC, Madrid, Spain ; 7 Molecular Oncology Group, VHIO, Barcelona, Spain ; 8 Medical Oncology Department, Institut Catala d'Oncologia, Badalona, B - ARGO group, IGTP, Badalona, Spain Background Results NCT 03799744 is a multi - center, open - label dose - escalation phase I study to investigate the safety and tolerability of intravenous VCN - 01 with Durvalumab in the two regimens of administration and to establish the recommended phase II dose . Trial Design & Methods Figure 3 : VCN - 01 quantification in tumor biopsies . VCN - 01 is detected in tumor after 7 and 28 days after VCN - 01 systemic administration, in both arms, sequential and concomitant when genomes/biopsy are quantified by qPCR Figure 2 : Quantification of viral genomes in blood . VCN - 01 viral genomes were detected in blood at different times after administration, suggestive of viral replication . VCN - 01 genomes were quantified by qPCR, in both arms, sequential and concomitant . 0 2 0 0 1 - 5 0 10 1 0 0 10 0 0 100 0 0 10 0 0 0 0 50 1 0 0 1 5 0 Days post VCN - 01 Dilution 1 - S - 0 1 1 - S - 0 2 1 - S - 0 3 1 - S - 0 4 2 - S - 0 8 1 - S - 1 8 1 - S - 0 5 2 - S - 0 9 2 0 0 1 - 5 0 10 10 0 0 1 0 0 100 0 0 10 0 0 0 0 0 50 1 0 0 1 5 0 Days post VCN - 01 Dilution 2 - S - 11 1 - S - 2 1 2 - S - 1 3 1 - S - 2 2 1 - S - 2 4 1 - S - 2 5 0 2 0 0 1 - 5 0 10 1 0 0 10 0 0 100 0 0 100000 1000000 1000000 50 1 0 0 1 5 0 Days post VCN - 01 D i l u ti o n 2 - C - 0 1 2 - C - 0 2 1 - C - 0 3 2 - C - 0 4 1 - C - 0 5 2 - C - 1 0 Concomitant Arm Dose: 3,3E12 vp Figure 5 : Anti - Ad 5 NAbs quantification after administration of VCN - 01 in serum . Anti - Ad 5 neutralizing antibody (Nabs) levels were analyzed in serum from patients treated with VCN - 01 at different time points . Nab titer for each sample was calculated as the inverse of the serum dilution to obtain a 50 % of virus neutralization . 0 3 8 2 8 4 2 7 0 9 8 1 2 6 0 1 0 0 2 0 0 3 0 0 4 0 0 5 0 0 6 0 0 7 0 0 D a y s P H 2 0 in s e ru m ( p g /m l) CD8 /Treg axis PD - 1 / PD - L1 axis IFN  / IDO pathway CTLA4 pathway 55% ↓Tregs* (6/11) 55% ↑PD - 1 (6/11) 64% ↑IDO (7/11) 36% ↑CTLA - 4 (4/11) D8 64% ↑CD8 (7/11) 73% ↑PD - L1 (8/11) 63% ↓Tregs* (5/8) 56% ↑PD - 1 (5/9) 60% ↑IDO (6/10) 33% ↑CTLA - 4 (3/9) D28 50% ↑CD8 (5/10) 80% ↑PD - L1 (8/10) Table 3 : Summary of immune markers variations by IHC of all paired biopsies (Sequential & Concomitant Arm samples) . % of samples showing modulation (positive / total analyzed samples) *Including FoxP 3 & CD 25 staining Table 1: Patient demographics and clinical characteristics Table 2: VCN - 01 Related AEs (except Grade 1 - 2 observed in n=1 ) Figure 4 : Quantification of PH 20 expression in serum . PH 20 expresión was measured on serum by ELISA in serum from treated patients at different time points . PH 20 expression is expressed as pg/mL minus background levels detected for each sample at day 0 (pre - treatment) . Safety profile of VCN - 01 Pharmacokinetics and pharmacodynamics of VCN - 01 Mechanism of action of VCN - 01 induces changes in tumor microenvironment Figure 6 : IHC analysis of tumor biopsies . IHC of immune markers in tumor biopsies for immune markers at day 0 (pre - treatment) day 8 and day 28 after VCN - 01 intravenous administration . PD - L 1 samples : 1 - S - 01 , 2 - S - 09 , 2 - S - 21 ; IDO samples 2 - S - 08 ; CD 8 samples 2 - S - 21 . Scale bars, 50 µm . Immunohistochemistry Transcriptomic analysis Radiomics Figure 8 : Analysis of radiomics markers from MRIs . T 2 * sequences, Diffusion weighted imaging (DWI) and Dynamic contrast enhanced (DCE) were acquired from MRI images using 1 . 5 T and 3 T equipment . Imaging biomarkers were obtained by a non - invasive imaging post - processing procedure . The delta (  ) radiomic features for the lesions treated sequentially were extracted between the screening and the 1 st follow - up (corresponding to week 8 ) 1 0 2 0 0 4 0 0 6 0 0 8 0 0 1 0 2 0 3 0 S e q u e n t ia l A r m D o s e : 3 , 3 E 1 2 v p 2 3 D a y s p o s t V C N - 0 1 IL 6 p g /m L 1 - S - 0 1 1 - S - 0 2 1 - S - 0 3 1 - S - 0 4 2 - S - 0 8 1 - S - 0 5 2 - S - 0 9 1 0 2 0 0 4 0 0 6 0 0 8 0 0 1 0 2 0 3 0 S e q u e n t ia l A r m D o s e : 1 E 1 3 v p 2 3 D a y s p o s t V C N - 0 1 IL 6 p g /m L 1 - S - 2 1 1 - S - 2 4 1 - S - 2 5 2 - S - 1 1 2 - S - 1 3 1 - S - 2 2 Figure 1 : IL 6 levels were analyzed in serum from patients treated with VCN - 01 at different time points . 1 0 2 0 0 4 0 0 6 0 0 8 0 0 1 0 2 0 3 0 C o n c o m ita n t A r m D o s e : 3 , 3 E 1 2 v p 2 3 D a y s p o s t V C N - 0 1 IL 6 p g /m L 2 - C - 0 1 2 - C - 0 2 1 - C - 0 3 2 - C - 0 4 1 - C - 0 5 2 - C - 1 0 0 1 2 1 0 1 0 1 0 9 1 0 8 1 0 7 1 0 6 1 0 5 1 0 4 1 0 3 1 0 2 1 0 1 1 0 0 1 9 2 3 6 0 5 2 8 6 9 6 1 3 4 4 C o n c o m ita n t A r m D o s e : 3 , 3 E 1 2 v p V ira l g e n o m e s in b lo o d ( v p / m L ) 2 C 0 1 2 C 0 2 1 C 0 3 2 C 0 4 1 C 0 5 2 C 1 0 4 8 D 8 D 1 5 D 2 2 C 2 D 1 C 3 D 1 T im e 2 4 3 6 H o u rs D a ys ( D 2 9 ) ( D 5 8 ) L o Q 0 1 2 1 0 1 0 1 0 9 1 0 8 1 0 7 1 0 6 1 0 5 1 0 4 1 0 3 1 0 2 1 0 1 1 0 0 1 9 2 3 6 0 5 21 7 0 4 S e q u e n t ia l A r m D o s e : 3 , 3 E 1 2 v p V ira l g e n o m e s in b lo o d ( v p / m L ) 1 S 0 1 1 S 0 2 1 S 0 3 2 S 0 4 2 S 0 8 2 S 0 9 80 3 2 1 C 3 D 1 2 3 7 6 T im e 2 4 3 6 H o u rs D a ys 4 8 D 8 D 1 5 D 2 2 C 2 D 1 C 3 D 1 C 4 D 1 ( D 4 3 ) ( D 7 1 ) ( D 9 9 ) L o Q 0 1 2 3 6 1 0 1 0 1 0 9 1 0 8 1 0 7 1 0 6 1 0 5 1 0 4 1 0 3 1 0 2 1 0 1 1 0 0 1 9 2 3 6 0 5 2 8 1 0 3 2 S e q u e n t ia l A r m D o s e : 1 E 1 3 v p V ira l g e n o m e s in b lo o d ( v p / m L ) 2 S 1 1 1 S 2 1 2 S 1 3 1 S 2 2 1 S 2 4 1 S 2 5 4 8 D 8 D 1 5 D 2 2 C 2 D 1 ( D 4 3 ) T im e 2 4 H o u rs D a ys L o Q Figure 7 : RNA seq analysis . A . Principal Component Analysis including all the Pre - and Post - treatment samples . B . Differentially up - regulated and down - regulated genes in the D 8 vs Pre - treat . comparison, paired analysis (corrected for multiple testing) . No significant genes were found in the D 28 vs Pre - treat . comparison . C . Most significant Reactome and KEGG pathways in GSEA analysis D 8 vs Pre - treat . D . Most significant Reactome and KEGG pathways in GSEA analysis D 28 vs Pre - treat . P re - tre atme n t Post - D8 Post - D28 Up D8 Down D8 VCN - 01 modulates tumor microenvironment inducing up - regulation of PD - L1, CD8 and IDO in tumor cells Sustained differential gene expression profiles associated with downregulation of matrix - related pathways Radiomic markers suggest VCN - 01 increases perfusion from the extravascular space to the intravascular space Sustained levels of viral genomes are observed in all patients VCN - 01 is detected in tumor biopsies at D8 and D28 after systemic delivery Sequential Arm Dose: 3,3E12 vp Dose: 1E13 vp PH20 expression from VCN - 01 peaks on D3 - D8 and remains elevated in some patients up to D42 Anti - Ad5 NAbs after VCN - 01 peak on D28, then start decreasing over time, reaching a ~1 - 2 log reduction by D150 22 - 25624 - 1 C1.2 P5